POWER OF ATTORNEY

The undersigned Trustee of Eubel Brady & Suttman Mutual Fund Trust, an Ohio business trust, hereby constitutes and appoints Michael V. Wible, Andrew J. Davalla, Wade R. Bridge and Tina H. Bloom, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2014.

/s/ Robert A. Goering
Robert A. Goering

POWER OF ATTORNEY

The undersigned Trustee of Eubel Brady & Suttman Mutual Fund Trust, an Ohio business trust, hereby constitutes and appoints Michael V. Wible, Andrew J. Davalla, Wade R. Bridge and Tina H. Bloom, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2014.

/s/ Christopher C. Young
Christopher C. Young

POWER OF ATTORNEY

The undersigned Trustee of Eubel Brady & Suttman Mutual Fund Trust, an Ohio business trust, hereby constitutes and appoints Michael V. Wible, Andrew J. Davalla, Wade R. Bridge and Tina H. Bloom, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2014.

/s/ Roger S. Furrer
Roger S. Furrer